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                        NORTHSTAR ADVANTAGE SPECIAL FUND
                          Prospectus Supplement dated
                        December 19, 1995 to Prospectus
                           dated November 1, 1995

At a Meeting held on December 1, 1995, the Trustees of the Northstar Advantage Special Fund approved, subject to approval by the shareholders of the Fund, a subadvisory agreement (the "Agreement") between Northstar Investment Management Corporation, the Fund's investment adviser (the "Adviser"), and Navellier Fund Management, Inc. ("Navellier").
Shareholders of record as of December 11, 1995 will be asked to approve the Agreement at a meeting to be held on January 30, 1996. If approved by shareholders, the Agreement will become effective on or around February 1, 1996. Pursuant to the Agreement, Navellier will assume responsibility for the day to day investment management of the Fund, subject to the supervision of the Adviser and the Trustees of the Fund. Navellier currently manages equity investments of approximately $1.2 billion for individuals, institutions and a Navellier-sponsored mutual fund. All fees and expenses related to the subadvisory arrangement will be borne by the Adviser.